                          SWISHER INTERNATIONAL, INC.
                               6849 FAIRVIEW ROAD
                        CHARLOTTE, NORTH CAROLINA 28210

                                PROXY STATEMENT

                         RELATING TO THE ANNUAL MEETING
                   OF STOCKHOLDERS TO BE HELD APRIL 26, 2000
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

[ ]      Preliminary Proxy Statement
[ ] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)).
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                          SWISHER INTERNATIONAL, INC.
                (Name of Registrant as Specified in Its Charter)

  ---------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]      No fee required
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.
         1)       Title of each class securities to which transaction applies:

         ----------------------------------------------------------------------
         2)       Aggregate number of securities to which transaction applies:

         ----------------------------------------------------------------------
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         ----------------------------------------------------------------------
         4)       Proposed maximum aggregate value of transaction:

         ----------------------------------------------------------------------
         5)       Total fee paid:

         ----------------------------------------------------------------------
[ ]      Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         1)       Amount Previously Paid:

         ----------------------------------------------------------------------
         2)       Form, Schedule or Registration Statement No.:

         ----------------------------------------------------------------------
         3)       Filing Party:

         ----------------------------------------------------------------------
         4)       Date Filed:

         ----------------------------------------------------------------------

SWISHER INTERNATIONAL, INC.                             PATRICK L. SWISHER
6849 FAIRVIEW ROAD                                      PRESIDENT AND
CHARLOTTE, NORTH CAROLINA 28210                         CHIEF EXECUTIVE OFFICER

March 1, 2000

Dear Stockholder:

         You are cordially invited to attend the Annual Meeting of Stockholders of Swisher International, Inc. The Annual Meeting will be held at the Providence Country Club located at 6001 Providence Country Club Drive, Charlotte, North Carolina on Wednesday, the 26th day of April, 2000, at 10:00 A.M., and thereafter as it may from time to time be adjourned.

         Details of the business to be conducted at the Annual Meeting are given in the attached Notice of Annual Meeting and Proxy Statement.

         YOUR VOTE IS IMPORTANT. Whether or not you attend the Annual Meeting, please complete, sign, date and promptly return the enclosed proxy card in the enclosed postage-paid envelope. If you decide to attend the Annual Meeting and vote in person, you may do so.

         On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the affairs of the Company.

         We look forward to seeing you at the Annual Meeting.

                                                   Sincerely,



                                                   /s/  Patrick L. Swisher
                                                   ----------------------------

                          SWISHER INTERNATIONAL, INC.

                                   NOTICE OF
                      2000 ANNUAL MEETING OF STOCKHOLDERS
                                      AND
                                PROXY STATEMENT

                      DATE:      APRIL 26, 2000
                      TIME:      10 A.M.
                      PLACE:     PROVIDENCE COUNTRY CLUB
                                 6001 PROVIDENCE COUNTRY CLUB DRIVE
                                 CHARLOTTE, NORTH CAROLINA

Dear Stockholders:

         At our Annual Meeting, we will ask you to:

         -        Re-elect two directors to the Board of Directors;

         - Ratify the selection of Scharf Pera & Co. as independent auditors for 2000;

         - Increase the Employee Stock Option Plan (Non-Qualified) by 100,000 Shares; and

         - Transact any other business that may properly be presented at the Annual Meeting.

                                  RECORD DATE

         If you were a stockholder of record at the close of business on February 28, 2000, you are entitled to notice of and to vote at the Annual Meeting. A list of stockholders entitled to vote at the meeting will be available during business hours for ten days prior to the Annual Meeting at our offices, 6849 Fairview Road, Charlotte, North Carolina, 28210, for examination by any stockholder for any purpose germane to the meeting.

                               PROOF OF OWNERSHIP

         Attendance at the Annual Meeting will be limited to stockholders of record or their authorized representative by proxy. If your shares are held through an intermediary, such as a bank or broker, you must present proof of your ownership of Swisher International shares at the Annual Meeting. Proof of ownership could include a proxy from the intermediary or a copy of your account statement, which confirms your beneficial ownership of Swisher International shares.

                                     By order of the Board of Directors,



                                           /s/ Patrick L. Swisher
                                     ------------------------------------------
                                               Patrick L. Swisher
                                       President and Chief Executive Officer

March 1, 2000

                               TABLE OF CONTENTS

                                                                                                                             PAGE
                                                                                                                             ----

Information About The Annual Meeting and Voting ............................................................................    5
   Why Did You Send Me this Proxy Statement? ...............................................................................    5
   How Many Votes Do I Have? ...............................................................................................    5
   How Do I Vote by Proxy? .................................................................................................    5
   May I Revoke My Proxy? ..................................................................................................    5
   How Do I Vote in Person? ................................................................................................    6
   What Vote Is Required to Approve Each Proposal?..........................................................................    6
   Is Voting Confidential? .................................................................................................    6
   What Are the Costs of Soliciting the Proxies? ...........................................................................    7
   How Can I Obtain an Annual Report on Form 10-KSB? .......................................................................    7
Information About Swisher International, Inc. Common Stock Ownership .......................................................    8
   How Much Stock is Owned By Directors, Executive Officers and At Least 5% Stockholders? ..................................    8
Information About Directors and Executive Officers .........................................................................    9
   The Board of Directors ..................................................................................................    9
   The Committees of the Board .............................................................................................    9
   How Do We Compensate Our Directors?......................................................................................   10
   The Executive Officers ..................................................................................................   10
   Did Directors, Executive Officers and Greater-Than-10% Stockholders Comply with Section 16(a) Beneficial
   Ownership Reporting in 1999? ............................................................................................   11
   How Do We Compensate Our Executive Officers? ............................................................................   12
Summary Compensation Table .................................................................................................   12
Option Grants During Fiscal Year 1999 ......................................................................................   13
Aggregate Option Exercises During Fiscal Year 1999 and Year-End Option Values ..............................................   13
Benefit Plans ..............................................................................................................   13
Arrangements with Officers and Directors ...................................................................................   14
Proposal 1:  Elect Two Directors ...........................................................................................   17
Proposal 2:  Ratify Selection of Independent Auditors for 1999 .............................................................   17
Proposal 3:  Increase the Employee Stock Option Plan (Non-Qualified) by 100,000 Shares .....................................   18
Other Matters ..............................................................................................................   18
INFORMATION ABOUT STOCKHOLDER PROPOSALS ....................................................................................   18
Proxy for 2000 Annual Meeting of Stockholders to be held on April 26, 2000 .................................................   20
ADDENDUM "A" ...............................................................................................................   21

                            PROXY STATEMENT FOR THE
                          SWISHER INTERNATIONAL, INC.
                      2000 ANNUAL MEETING OF STOCKHOLDERS

                INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

WHY DID YOU SEND ME THIS PROXY STATEMENT?

         THE BOARD OF DIRECTORS OF SWISHER INTERNATIONAL, INC. SENT YOU THIS PROXY STATEMENT AND THE ENCLOSED PROXY CARD BECAUSE THE BOARD IS SOLICITING YOUR PROXY TO VOTE AT THE 2000 ANNUAL MEETING OF STOCKHOLDERS. This Proxy Statement summarizes the information you need to know to vote intelligently at the Annual Meeting. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

         We will begin sending this Proxy Statement, the attached Notice of Annual Meeting and the enclosed proxy card on or about March 1, 2000 to all stockholders entitled to vote. Stockholders who owned Swisher International common stock at the close of business on February 28, 2000 are entitled to vote. On this record date, there were 2,208,271 shares of Swisher International common stock outstanding. Common stock is our only class of voting stock.

HOW MANY VOTES DO I HAVE?

         Each share of Swisher International common stock that you own entitles you to one vote. The proxy card enclosed herewith indicates the number of Swisher International shares that you own.

HOW DO I VOTE BY PROXY?

         Whether you plan to attend the Annual Meeting or not, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the Annual Meeting and vote.

         If you properly fill in your proxy card and send it to us in time to vote, your "proxy" (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board of Directors, as follows:

         -        "FOR" the re-election of two nominees for director; and

         - "FOR" the ratification of Scharf Pera & Co. as independent auditors for 2000; and

         - "FOR" the increase in the Employee Stock Option Plan (Non-Qualified) by 100,000 Shares.

         If any other matter is presented, your proxy will vote in accordance with his or her best judgment. At the time this Proxy Statement went to press, we knew of no matters which needed to be acted on at the Annual Meeting, other than those discussed in this Proxy Statement.

MAY I REVOKE MY PROXY?

         If you give a proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in any one of three ways:

         -        You may send in another proxy with a later date;

         - You may notify Swisher International's Secretary in writing before the Annual Meeting that you have revoked your proxy; or

         -        You may vote in person at the Annual Meeting.

HOW DO I VOTE IN PERSON?

         If you plan to attend the Annual Meeting and vote in person, we will give you a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring an account statement or letter from the nominee indicating that you were the beneficial owner of the shares on February 28, 2000, the record date for voting.

WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?

PROPOSAL 1: ELECT TWO DIRECTORS     The two nominees for director who receive
                                    the most votes (a "plurality" as required by Nevada law) will be elected. So, if you do not vote for a particular nominee, or you indicate "withhold authority to vote" for a particular nominee on your proxy card, your vote will not count either "for" or "against" the nominee.

                                    A "broker non-vote" (i.e., when a broker does not have authority to vote on a specific issue) will also have no effect on the outcome since only a plurality of votes actually cast is required to elect a director.

PROPOSAL 2:                         The affirmative vote of a majority of the
RATIFY SELECTION OF AUDITORS        shares present in person or by proxy at the
                                    Annual Meeting is required to ratify the selection of independent auditors. Shares represented by proxy which are marked
                                    "abstain" will have the effect of a vote against Proposal 2. A broker non-vote will also have the effect of a vote against Proposal 2.

PROPOSAL 3:                         The affirmative vote of a majority of the
INCREASE THE EMPLOYEE STOCK         shares present in person or by proxy at the
OPTION PLAN(NON-QUALIFIED)          Annual Meeting is required to ratify the
BY 100,000                          increase of the Employee Stock Option Plan
SHARES                              (Non-Qualified) by 100,000 Shares. Shares
                                    represented by proxy which are marked
                                    "abstain" will have the effect of a vote against Proposal 3. A broker non-vote will also have the effect of a vote against Proposal 3. See Addendum "A."

QUORUM; THE EFFECT OF               A majority of the outstanding shares of
BROKER NON-VOTES AND ABSTENTIONS    common stock will constitute a quorum. Your
                                    broker is not entitled to vote on the
                                    Proposals unless it receives instructions from you. Even if your broker does not vote your shares on the Proposals, such broker non-votes will count as shares present for purposes of determining the presence or absence of a quorum for the transaction of business. Similarly, abstentions are also counted for determining if a quorum is present. However, broker non-votes and abstentions will not be counted for purposes of determining whether a proposal has been approved, and thus will have the effect of a "No" vote.

IS VOTING CONFIDENTIAL?

         As a matter of policy, proxies, ballots and voting tabulations that identify individual stockholders are held confidential by Swisher
International. That information is available for examination only by the inspectors of election who are employees appointed to tabulate the votes. The identity of the vote of any stockholder is not disclosed except as may be necessary to meet legal requirements.

WHAT ARE THE COSTS OF SOLICITING THE PROXIES?

         Swisher International, Inc. pays the cost of preparing, assembling and mailing this proxy-soliciting material. In addition to the use of the mail, proxies may be solicited personally, by telephone or telegraph or by Swisher International officers and employees without additional compensation. Swisher International pays all costs of solicitation, including certain expenses of brokers and nominees who mail proxy material to their customers or principals. In addition, Morrow & Co., Inc. has been retained to assist in the solicitation of proxies for the Annual Meeting at a fee of approximately $5,500.00, plus associated costs and expenses.

HOW CAN I OBTAIN AN ANNUAL REPORT ON FORM 10-KSB?

         THE 1999 ANNUAL REPORT WAS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 31, 2000. IF YOU WOULD LIKE A COPY, WITHOUT CHARGE, PLEASE WRITE TO:

                  INVESTOR RELATIONS
                  SWISHER INTERNATIONAL, INC.
                  6849 FAIRVIEW ROAD
                  CHARLOTTE, NORTH CAROLINA  28210
                  ATTENTION:  RONALD S. BLAKE, VICE PRESIDENT-FINANCE,
                              OR CALL (800) 444-4138, MENU OPTION #6.

      INFORMATION ABOUT SWISHER INTERNATIONAL, INC. COMMON STOCK OWNERSHIP

HOW MUCH STOCK IS OWNED BY DIRECTORS, EXECUTIVE OFFICERS AND AT LEAST 5% STOCKHOLDERS?

         The following table shows, as of January 31, 2000, (a) all persons we know to be "beneficial owners" of more than five percent of the outstanding common stock of Swisher International, and (b) the common stock owned beneficially by Swisher International directors and executive officers and all executive officers and directors as a group. Each person has sole voting and sole investment power with respect to the shares shown, except as noted.

                                                               Shares beneficially owned(2)
                        Name and Address(1)                       Number      Percent
------------------------------------------------------------    ----------    -------
Patrick L.  Swisher(3) .....................................      520,217      16.3%
W.  Tom Reeder III(5) ......................................       74,500       2.3%
M. Hunt Broyhill ...........................................       53,000       1.7%
Thomas W. Busch(5) (Resigned effective 02/04/00) ...........       77,200       2.4%
John O. Summey, Jr .........................................        4,000         **
Bruce Mullan(6) ............................................        3,000         **
Richard G. Long, Jr ........................................        2,500         **
Anne P. Corley .............................................        4,616         **
Providence LLC(7) ..........................................      259,000       8.1%
Mark T. Blake(8) ...........................................       92,000       2.9%
Thomas J. Reiser(9) ........................................       25,000         **
All Directors and Executive Officers
as a Group (eleven persons)(10) ............................    1,115,033      34.9%

---------------
**       Represents a percentage of beneficial ownership that is less than 1%.

(1) Unless otherwise stated, the address for all persons listed above is 6849 Fairview Road, Charlotte, North Carolina 28210.
(2) "Beneficial ownership" is a technical term broadly defined by the Securities and Exchange Commission to mean more than ownership in the usual sense. For example, you "beneficially" own Swisher International common stock not only if you hold it directly, but also if you indirectly (through a relationship, a position as a director or trustee, or a contract or understanding) have (or share) the power to vote the stock, or to sell it, or you have the right to acquire it within 60 days. The percent of shares beneficially owned as of January 31, 2000 was calculated based upon 3,196,971 "shares", consisting of 2,208,271 shares of common stock outstanding plus 988,700 options to purchase common stock.
(3) This amount includes 320,200 shares of common stock that may be acquired upon exercise of stock options that were exercisable as of January 31, 2000, or that will become exercisable within 60 days after January 31, 2000.
(4) This amount includes 50,500 shares of common stock that may be acquired upon exercise of stock options that were exercisable as of January 31, 2000, or that will become exercisable within 60 days after January 31, 2000.
(5)      This amount represents 75,000 shares exercisable on February 4, 2000.
(6) This amount represents 2,000 shares of common stock that may be acquired upon exercise of stock options that were exercisable as of January 31, 2000, or that will become exercisable within 60 days after January 31, 2000.
(7) During 1997, Providence LLC assumed the obligation of the estate planning program and was assigned the shares of common stock by Armand Investment Corporation. Armand Investment Corporation acquired its shares from Patrick L. Swisher in connection with an estate planning program for Mr. Swisher. Mr. Swisher disclaims beneficial ownership of such shares.

(8) This amount includes 75,000 shares of common stock that may be acquired upon exercise of stock options that were exercisable as of March 15, 1999.
(9) This amount represents 25,000 shares of common stock that may be acquired upon exercise of stock options that were exercisable as of September 17, 1999.
(10) This amount includes 388,700 shares of common stock that may be acquired upon exercise of stock options that were exercisable as of January 31, 2000, or that will become exercisable within 60 days after January 31, 2000.

               INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS

THE BOARD OF DIRECTORS

         The Board of Directors oversees the business and affairs of Swisher International and monitors the performance of management. In accordance with corporate governance principles, the Board of Directors does not involve itself in day-to-day operations. The directors keep themselves informed through discussions with the Chairman of the Board, other key executives and our principal external advisors (legal counsel, outside auditors and other consultants), by reading reports and other materials that we send to them and by participating in Board and committee meetings.

         The Board met thirteen times during fiscal year 1999. Attendance at the Board and committee meetings was at least 75% for each director.

         These are the biographies of the members of the Board of Directors, except for Patrick L. Swisher, President and Chief Executive Officer, and W. Tom Reeder, III, Executive Vice President, who are listed under "The Executive Officers," and John O. Summery, Jr. and Anne P. Corley, who are listed under Proposal 1: Elect Two Directors.

M. HUNT BROYHILL                    Mr. Broyhill has served as Chairman of the
Age 35                              Board of Directors of Swisher International
                                    since January 1999, and as a director since
                                    December 1998. Mr. Broyhill serves as the
                                    Chief Executive Officer of Broyhill Asset
                                    Management, LLC; as the President of each of Broyhill Investments, Inc., Broyhill
                                    Timber Resources, Inc., Broyhill Family
                                    Foundation, Inc., Broyhill Realty, Inc., and H.B. Development, Inc.; and the Vice
                                    President of P.B. Realty, Inc. Mr. Broyhill also serves as a member of the Board of Directors of High Street Banking Company.
                                    In addition, Mr. Broyhill serves as a
                                    director on the Board of Directors of a
                                    number of civic organizations within the State of North Carolina. In 1997, Mr.
                                    Broyhill has passed both the Series 7 and the Series 63 exams and was designated as a Registered Representative with the
                                    Securities and Exchange Commission.

RICHARD G. LONG, JR.                Mr. Long has served as a director of
Age 42                              Swisher International since July 1998.
                                    Since 1995, Mr. Long has been a partner
                                    with Perry, Bundy, Plyler and Long, LLP
                                    and, prior to that, from 1992 to 1995, Mr.
                                    Long was a partner with Steelman and Long, both involving the practice of law. Mr.
                                    Long received his J.D. from Wake Forest
                                    University in 1982 and is a member of the State Bar of North Carolina. Mr. Long also currently serves as Union County Treasurer.

THE COMMITTEES OF THE BOARD

         The Board has two permanent committees: the Audit Committee and the Compensation Committee. There is no nominating committee.

THE AUDIT COMMITTEE                 The Audit Committee reviews and approves
                                    the audit reports rendered by the Company's independent auditors and approves the audit fee charged by the independent auditors. The Audit
                                    Committee reports to the Board of Directors about such matters and recommends the selection of independent auditors.

                                    Through fiscal year ended October 31, 1999,
                                    Messrs. Patrick L. Swisher (a non-voting member), Richard G. Long, Jr. and John O. Summey, Jr. served as members of the Committee. The Committee met two times during fiscal year ended 1999. For more information about these directors, see "Proposal 1: Elect Two Directors", below on page 17.

THE COMPENSATION COMMITTEE          The Compensation Committee reviews and
                                    makes recommendations to the Board
                                    regarding compensation, including bonuses, for officers. The Committee also administers the Incentive Stock Option Plan and the Non-Qualified Stock Option Plan and has sole authority for awards under both plans, including timing, pricing and amount. For more information on these plans, see "Benefit Plans," below on page
                                    13 through 14.

                                    Through fiscal year ended October 31, 1999,
                                    Messrs. Patrick L. Swisher (a non-voting member), M. Hunt Broyhill and Anne P. Corley served as members of the Committee. The Committee did not meet during fiscal year ended 1999. For more information about these directors, see "Proposal 1: Elect Two Directors", below on page 17.

HOW DO WE COMPENSATE OUR DIRECTORS?

MEETING FEES                        We compensate directors who are not
AND EXPENSES                        employees of Swisher International or our
                                    subsidiaries with a fee of $500 for each Board and committee meeting. We reimburse all directors for travel and other related expenses incurred in attending stockholder,
                                    Board and committee meetings. We do not
                                    compensate our employees or employees of our subsidiaries for service as a director.
                                    We do, however, reimburse them for travel and other related expenses.

STOCK AWARDS                        We do not currently grant directors of
                                    Swisher International the right to
                                    participate in any of our stock option
                                    plans, but do encourage all non-employee directors to purchase shares of common stock on the open market as they wish.

THE EXECUTIVE OFFICERS

         These are the biographies of Swisher International's current executive officers.

PATRICK L. SWISHER            PRESIDENT AND CHIEF EXECUTIVE OFFICER. Mr.
Age 45                        Swisher has been Chief Executive Officer,
                              President and a director of Swisher
                              International since October 1986. In
                              addition, he currently serves as a
                              non-voting member of the Compensation and Audit Committees. From July 1983 to October
                              1986, Mr. Swisher also served as Chief
                              Executive Officer and a director of Swisher
                              Services, Inc., which was subsequently
                              merged into Swisher International, Inc. in October 1986. In 1980, Mr. Swisher co-founded PSTV Corporation, a private cable television company, and he served as President of its construction division until 1983. From 1977 to 1980, Mr. Swisher was an owner and co-founder of Whispers
                              Corporation, which operated a restaurant located in Charlotte, North Carolina. Mr.
                              Swisher received
                              his Bachelors of Science degree from
                              Appalachian State University in 1977.

AMY KING-SIMPSON              SECRETARY. Ms. King-Simpson has served as
Age 44                        Secretary of Swisher International since November
                              1996 and as President of Swisher Hygiene Franchise
                              Corporation since April, 1998. Prior to that she served as Director of Franchise Administration of Swisher International from 1991 to November 1996.
                              From 1984 to 1991 she served as Vice President of Franchise Administration with Econo Lodges of
                              America, Inc.

MARK T. BLAKE                 VICE PRESIDENT AND GENERAL COUNSEL. Mr.
Age 46                        Blake is admitted to the Florida Bar, Texas Bar,
                              United States District Court for the Southern and
                              Middle Districts of Florida, United States Circuit
                              Court of Appeals, Eleventh Circuit and United
                              States Tax Court. Mr. Blake has applied to the
                              North Carolina Board of Law Examiners for admission to practice law in the State of North
                              Carolina. He received his Juris Doctor from Nova
                              University School of Law and LL.M. from the University of Miami School of Law. Before joining
                              Swisher International in 1999, Mr. Blake served as
                              Vice President and General Counsel to a privately held long distance telephone company, Senior
                              Corporate Counsel for the world's largest financial educational services provider, and
                              Senior Corporate Counsel and closing agent for a multi award design oriented Orlando commercial and residential developer.

BRUCE MULLAN                  VICE PRESIDENT OF SALES. Mr. Mullan has
Age 47                        been Swisher International's Vice President of
                              Sales since January 1994. From 1981 through
                              January 1994, he was employed by US Safety Company in Kansas City, Missouri, where he served as National Accounts Manager from 1988 until January
                              1994. Mr. Mullan received his Bachelor of Arts degree in Economics from Hampden-Sydney College in 1975.

W. TOM REEDER III             EXECUTIVE VICE PRESIDENT. Mr. Reeder was
Age 47                        appointed Executive Vice President in
                              September, 1998, and has served as Vice
                              President and a director of Swisher
                              International since March, 1988. From 1977 through March, 1988, Mr. Reeder was a manufacturer's representative for a wholesale apparel company in Charlotte,
                              North Carolina. Mr. Reeder received his
                              Bachelors of Science Degree from Western
                              Carolina University in 1975.

THOMAS J. REISER              CHIEF OPERATIONS OFFICER. Before joining
Age 40                        Swisher International in September of 1999
                              as Chief Operating Officer, Mr. Reiser
                              served as Acting Chief Financial Officer for Funding Resources, Inc., Acting Vice
                              President of Finance & Controller for SEFFI
                              Industries, Inc., Vice President of Finance for DRS Industries, Inc., and Vice
                              President of Finance for Sara Lee
                              Corporation/JP Foodservice, Inc. Mr. Reiser received his Bachelors of Business
                              Administration in Public Accounting from
                              Loyola University of Chicago, and is a
                              Certified Public Accountant in the State of
                              Illinois.

DID DIRECTORS, EXECUTIVE OFFICERS AND GREATER-THAN-10% STOCKHOLDERS COMPLY WITH
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING IN 1999?

         Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers and greater-than-10% stockholders to file reports with the Securities and Exchange Commission on changes in their beneficial ownership of Swisher International common stock and to provide Swisher International with copies of the reports. Based on our review of these reports and of certifications furnished to us, we believe that all of these reporting persons complied with their filing requirements for fiscal year 1999.

HOW DO WE COMPENSATE OUR EXECUTIVE OFFICERS?

         The tables below show salaries and bonuses paid during the last three years, options granted in fiscal year 1999 and aggregate options exercised in fiscal year 1999 for the Chief Executive Officer and our other three most highly compensated (i.e., over $100,000 per year) executive officers.

                           SUMMARY COMPENSATION TABLE

                                                                                  Long-term
                                     Annual compensation                     compensation awards
                                --------------------------               --------------------------
                                                                             Options     All other
                                Year    Salary(1)    Bonus    Other(2)   # of Shares Compensation(3)
                                ----    --------     -----    -------    ----------- --------------
Patrick L. Swisher              1999    $198,580       --      $14,050          --       $1,897
 President and Chief            1998     200,554       --       14,072      25,000        1,523
 Executive Officer              1997     198,198       --       14,072      77,600        1,425

W. Tom Reeder III               1999    $125,600       --      $ 8,750          --       $  463
 Vce President                  1998     129,209       --        5,909          --          495
                                1997     105,000       --        5,909      39,000          475

Bruce Mullan                    1999    $154,643       --           --          --       $1,932
 Vice President of Sales        1998     123,521       --           --          --        1,316
                                1997     126,038       --           --          --        1,322

Thomas W. Busch                 1999    $115,308       --      $ 5,000      75,000           --
 Chief Financial Officer

--------------

(1) This amount includes amounts contributed to Swisher International's 401(k) by each of the officers named above.
(2) This amount includes automobile lease payments made by Swisher International for vehicles leased by the executive officers named above.
(3) This amount includes amounts contributed by Swisher International to the executive officers' 401(k) accounts named above. It excludes (i) aircraft lease payments made by Swisher International to Economy Air, Inc. and (ii) office lease payments paid to SSSW Enterprises or Fairview Family Limited Partnership by Swisher International. For more information, see "Arrangements with Officers and Directors" below at pages 14 through 15.

                     OPTION GRANTS DURING FISCAL YEAR 1999

         The following table shows information about grants of stock options to the executive officers pursuant to Swisher International's stock option plans or otherwise during fiscal year 1999.

                     OPTION GRANTS DURING FISCAL YEAR 1999

                                                                    % of Total
                                                                 Options Granted      Exercise or
                 Name                             Options        to Employees in       Base Price       Expiration
                                               Granted(shares)      Fiscal Year         ($/share)           Date
-----------------------------------------     ----------------  ------------------  ----------------  ---------------
Patrick L. Swisher                                 250,000              58.8%            $1.00           06/10/2009
Mark T. Blake                                       75,000              17.6%            $0.625          03/15/2009
Thomas J. Reiser                                    25,000               5.9%            $1.24           09/17/2009
Thomas W. Busch                                     15,000               3.5%            $0.12           01/01/2009
Thomas W. Busch                                     30,000               7.1%            $4.00           01/01/2009
Thomas W. Busch                                     30,000               7.1%            $4.00           01/01/2009

 AGGREGATE OPTION EXERCISES DURING FISCAL YEAR 1999 AND YEAR-END OPTION VALUES

         The following table shows information about the value of exercised and unexercised stock options on October 31, 1999 for the executive officers listed below.


                               Number of                   Number of Securities Under-      Value of Unexercised In-
                            Shares Acquired     Value       lying Unexercised Options          the-Money Options at
                              on Exercise     Realized         at October 31, 1999              October 31, 1999(1)
                            ---------------  ------------- ----------------------------    ---------------------------
                                                           Exercisable    Unexercisable    Exercisable   Unexercisable
                                                           -----------    -------------    -----------   -------------
Patrick L. Swisher                   --             --       70,200          250,000         $15,000        $62,500
W. Tom Reeder III                    --             --       50,500               --              --             --
Bruce Mullan                         --             --        3,000               --              --             --
Mark T. Blake                        --             --       75,000               --          46,875             --
Thomas J. Reiser                     --             --       25,000               --             250             --
Thomas W. Busch                      --             --       75,000               --          16,950             --

---------------
(1) The dollar values are calculated by determining the difference between $1.25 per share, the closing bid price of common stock on October 31, 1999, and the exercise price of the stock options. "In-the-Money" stock options are options for which the exercise price is less than the market price of the underlying stock on a particular date.

                                 BENEFIT PLANS

         Other than a 401(k) retirement plan for the benefit of all employees, Swisher International has no retirement, pension or profit sharing program for the benefit of its directors, officers or other employees. However, the Board of Directors may recommend one or more such programs for adoption in the future.

         Swisher International currently maintains two stock option plans for the benefit of its officers, key employees and directors.

         The Incentive Stock Option Plan was adopted in 1992. The purpose of the plan is to attract, retain and motivate employees, to increase their ownership stake in Swisher International, to compensate them for their contributions to our growth and profits and to encourage them to own Swisher International common stock. The plan authorizes the issuance of certain awards to such individuals.

         The Non-Qualified Stock Option Plan was also adopted in 1992. The purpose of the plan is to advance the interests of Swisher International and its stockholders by affording certain officers, key employees and non-employee consultants or advisors, upon whose judgment, initiative and efforts Swisher International depends for the successful conduct of its business, the opportunity for investment in Swisher International and to increase their stock ownership in Swisher International. The plan authorizes the issuance of certain awards to such individuals.

         The Compensation Committee of the Board administers both plans, selects participants from among eligible persons, and determines the form, terms and conditions of awards. Subject to certain limitations, the Committee may from time to time delegate some or all of its authority to an administrator consisting of one or more members of the Committee or one or more officers of Swisher International.

         The Committee determines vesting, exercisability, payment and other restrictions that apply to an award. Vesting means the individual has the right to the award. However, under the Incentive Stock Option Plan, the minimum vesting period for any stock option is one year. The Committee will also have authority to determine the effect, if any, that an employee's termination or a change in control of Swisher International will have on an award.

         Section 162(m) of the Internal Revenue Code of 1986, as amended, limits the deductibility of compensation paid to the chief executive officer and the other most highly compensated executive officers of a public company, whose compensation must be disclosed in such company's filings with the Securities and Exchange Commission, to $1 million unless the payments are made under qualifying performance-based plans. We designed the Incentive Stock Option Plan to enable us to make awards to our executive officers that will not be subject to this limitation on deductibility. There are additional requirements which incentive stock option plans generally must satisfy in order to qualify for special tax treatment. We intend to satisfy these additional requirements as well.

         Approval by stockholders of Swisher International is required in order to increase in the number of shares reserved for issuance under either of the plans, under the provisions of the Internal Revenue Code of 1986, as amended, particularly Section 422 concerning the granting of incentive options.

         Under both plans, the exercise price of a stock option may be paid in cash or with previously owned stock or both. The maximum award under the plans that an executive may be granted for a period of one year or less will be $100,000.

         The plans became effective upon their adoption by the Board and by the stockholders in 1992. Under the Incentive Stock Option Plan, unless the Board terminates the plan earlier, no award may be made for a performance period beginning after April 30, 2001. The Non-Qualified Stock Option Plan may be terminated at any time by the Board, except that such termination shall not affect any options then outstanding under the plan.

         Awards will be authorized by the Committee in its sole discretion, therefore it is not possible to determine the benefits or amounts that will be received by any particular employee or group of employees in the future. For information about stock option grants in 1999, see "How Do We Compensate Our Executive Officers?" at page 11.

                    ARRANGEMENTS WITH OFFICERS AND DIRECTORS

         As described below, the Company has entered into a number of transactions with officers and directors in the past. The Company has adopted a policy that transactions with directors, officers or entities of which they are also officers or directors or in which they have a financial interest, will generally be on terms consistent with industry standards and approved by a majority of the disinterested directors of the Company's Board of Directors. This policy, which is set forth in the Company's Articles of Incorporation, provides that no such transactions by the Company shall be either void or voidable solely because of such relationship or interest of directors or officers or solely because such directors are present at the meeting of the Board of Directors of the Company or a committee thereof which approves such transaction or solely because their votes are counted for such purpose. In addition, interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors of the Company or a committee thereof which approves such a transaction.

         Swisher International has entered into a number of transactions with its officers and directors. Swisher International has adopted a policy which provides that transactions with its directors or officers, or entities which are owned or controlled by Swisher International's officers or directors or in which such officers or directors have a financial interest, will generally be on terms consistent with industry standards, and will be approved by a majority of the disinterested directors (i.e., those directors having neither a direct nor an indirect interest in the transaction) of Swisher International. This policy, which is set forth in the Articles of Incorporation, as amended, of Swisher International, provides that no transaction shall be either void or voidable solely because of the relationship or interest of directors or officers, or solely because such directors are present at a meeting where the transaction is approved, or solely because such directors' votes are counted for such purpose. In addition, interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or a committee where such transaction is approved.

         Swisher International leases from Economy Air, Inc., a North Carolina corporation owned by Mr. Swisher, a twin engine airplane to provide corporate travel for Swisher International personnel. The lease was entered into in November 1993 and terminates on December 31, 2000 unless otherwise renewed. Swisher International must make monthly lease payments to Economy Air, together with charges for maintenance and fuel for aircraft use. The amount of the lease payment typically coincides with the total of the monthly loan payment, insurance, taxes and hanger rent paid by Mr. Swisher. Lease payments and maintenance charges to Economy Air aggregated $73,000 and $57,000 during the fiscal years ended October 31, 1999 and 1998, respectively.

         In 1993, Swisher International and B. S. Associates, a partnership in which Mr. Swisher is a partner, entered into a lease agreement for the headquarters of Swisher International, which were owned by the partnership. The lease term was initially seven years, to expire in March 2000. In 1995, B.S. Associates sold the headquarters and assigned the lease to SSSW Enterprises, a general partnership in which Mr. Swisher is a one-third partner. In 1997, SSSW Enterprises assigned the lease to Fairview Family Limited Partnership, of which Mr. Swisher is a 100% beneficial owner. In May 1998, the headquarters were sold to Old Dowd Properties, Inc., an unrelated party. As part of the lease agreement between Old Dowd Properties and Swisher International, dated September 29, 1998, Mr. Swisher provided a personal guarantee for the term of January 1, 1999 through December 31, 1999. For this personal guarantee, Swisher International granted Mr. Swisher 25,000 stock options, at the current market price as of September 29, 1998. During the fiscal year ended October 31, 1998, and prior to the sale to Old Dowd Properties, Swisher International made lease payments of $104,000 to businesses in which Mr. Swisher had a beneficial interest.

         During 1999 and 1998, the Company made advances to Mr. Swisher on an unsecured, interest-free basis, payable on demand. The outstanding balance of these advances is typically less than $25,000.

         On July 30, 1997, the Charlotte Hygiene operation, owned by Swisher International, was sold to Charlotte Hygiene Associates, Inc. for $415,000. Mr. Reeder, an Executive Vice President of Swisher International, is the majority shareholder of Charlotte Hygiene Associates.

         Certain officers and directors exercised stock options for 100,000 shares of common stock on March 19, 1998. The exercising of these options created a note receivable to the company in the amount of $511,250 and is included in the long-term note receivable related parties' balance. The following table summarizes the options exercised and related amount of the non-discounted notes receivable:

   OFFICER/DIRECTORS            OPTIONS EXERCISED            STRIKE PRICE              NOTES RECEIVABLE
   Patrick L. Swisher                  57,600               $5.50 per share                  $316,800
   W. Tom Reeder, III                  19,000               $5.00 per share                    95,000
   George K. Moore                     23,400               $4.25 per share                    99,450

         The notes receivable include provisions to extend the due date with no interest accrued for any period where the Company does not have its securities actively traded on the NASDAQ system, or if the closing bid price of the Company's stock is less than 85% of the closing bid price of the Company's securities on March 19, 1998, which was $7.625.

         In September 1998, Mr. Swisher made an advance of $300,000 to the Company, in the form of a short-term note payable bearing an annual interest rate of 10.0%. As of October 31, 1999, the balance remaining outstanding on the short-term note payable was $71,000. Certain income tax refunds due to the Company collateralized the note payable.

         In September 1998, Mr. Reeder advanced the Company $40,000, in the form of a short-term note payable, on an interest free basis. The amounts were subsequently repaid in full with no amount outstanding as of October 31, 1999.

         In fiscal year 1999, Mr. Swisher, as manager of Lone Star Hygiene, LLC, advanced the Company $275,000, in the form of a short-term note payable, bearing an annual interest rate of 10.0%. Certain income tax refunds due to the Company collateralized the note payable.

         A note receivable to the Company for the purchase of the Houston Hygiene franchise was restructured in 1998 from a seven year note with a balloon payment to a note receivable amortized on a straight-line basis over ten years. The interest rate was reduced from 12.0% to 11.0% to more closely reflect current market rates. Mr. Swisher is a majority owner of the company that owns the Houston Hygiene franchise.

         In fiscal year 1999, the Company received a pre-payment of approximately $165,000 towards the outstanding note receivable related to the purchase of the Houston Hygiene franchise.

         A note receivable to the Company from Mr. Reeder for the purchase of the Charlotte Hygiene franchise was restructured in 1998 from a seven year note with a balloon payment to a note amortized on a straight-line basis over ten years. The interest rate remained at 11.0%. Additionally, the Charlotte Hygiene franchise assumed a $67,817 note receivable to the Company, as part of the purchase of an existing franchise operation. The terms of the note remained the same with 95 monthly installments and having an interest rate of 9.0%. The Company received no income on this transaction. Mr. Reeder is a majority owner of the company that owns the Charlotte Hygiene franchise.

         During fiscal 1999, the Company paid a CPA Consultant the sum of $98,000 pursuant to a Consulting Agreement. Under the terms of the Consulting Agreement, the Company also provided office space with a rental value of $6,300 to the Consultant. The Consultant previously served as a Member of the Board of Directors and resigned effective December 16, 1998.

                        PROPOSAL 1: ELECT TWO DIRECTORS

         The Board has nominated two directors for election at the Annual Meeting to serve until the 2003 Annual Meeting of Stockholders, until their successors are elected and qualified. Mr. Summey and Ms. Corley are currently directors of Swisher International.

         If any of the nominees should become unavailable, your shares will be voted for a Board-approved substitute, or the Board may reduce the number of directors to be elected. If any director resigns, dies or is otherwise unable to serve out his term, or the Board increases the number of directors, the Board may fill the vacancy until the next annual meeting.

                                    NOMINEES

JOHN O. SUMMEY JR.         Mr. Summey has served as a director of Swisher
Age 63                     International since July 1998. In July 1998, Mr.
                           Summey retired from his position as Chief Financial
                           Officer with American Community Bank, where he had worked since January. For the 1997 year, Mr. Summey worked independently as a certified public accountant. Prior to that, from 1995 to 1997, Mr.
                           Summey served as Chief Financial Officer and a director of ProtoCorp. From 1984 to 1995, Mr. Summey served as Chief Financial Officer and a director of American Commercial Bank.

ANNE P. CORLEY             Ms. Corley has served as a director of the Company
Age 72                     since December 1998. Ms. Corley is the owner of
                           Stonebridge Interiors and Antiques, an enterprise for international commercial and residential interior design concepts.

                    THE BOARD RECOMMENDS THAT YOU VOTE "FOR"
                THE ELECTION OF THE TWO NOMINEES FOR DIRECTOR.


         PROPOSAL 2: RATIFY SELECTION OF INDEPENDENT AUDITORS FOR 1999

         We are asking you to ratify the Board's selection of Scharf Pera & Co., certified public accountants, as independent auditors for 2000. The Audit Committee recommended the selection of Scharf Pera & Co. to the Board. Scharf Pera & Co. has served as the independent auditors of Swisher International since 1997.

         A representative of Scharf Pera and Co. will attend the Annual Meeting to answer your questions.

         We are submitting this proposal to you because the Board believes that such action follows general corporate practice. If you do not ratify the selection of independent auditors, the Board will consider it a direction from you to consider selecting other auditors for next year. However, even if you ratify the selection, the Board may still appoint new independent auditors at any time during the year if it believes that such a change would be in the best interests of Swisher International and our stockholders.

                    THE BOARD RECOMMENDS THAT YOU VOTE "FOR"
               RATIFICATION OF THE SELECTION OF SCHARF PERA & CO.
                       AS INDEPENDENT AUDITORS FOR 2000.

              PROPOSAL 3: INCREASE THE EMPLOYEE STOCK OPTION PLAN
                       (NON-QUALIFIED) BY 100,000 SHARES

         We are asking you to ratify the Board's recommendation to increase the number of shares in the Employee Stock Option Plan (Non-Qualified) by an additional 100,000 shares. See Addendum "A."

         THE BOARD RECOMMENDS THAT YOU VOTE "FOR" RATIFICATION FOR THE INCREASE IN THE NUMBER OF SHARES IN THE EMPLOYEE STOCK OPTION
            PLAN (NON-QUALIFIED) BY THE ADDITION OF 100,000 SHARES.

         A COPY OF SWISHER INTERNATIONAL'S ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED OCTOBER 31, 1999, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WITH FINANCIAL STATEMENTS AND THE SCHEDULES THERETO BUT WITHOUT ANY OTHER EXHIBITS, WILL BE MAILED TO THE STOCKHOLDERS OF SWISHER INTERNATIONAL UPON REQUEST AND WITHOUT CHARGE.

         For Further information on obtaining the 1999 Annual Report, see "How Can I Obtain An Annual Report on Form 10-KSB", above at page 7.

                                 OTHER MATTERS

         Management does not know of any matters to be presented for action at the meeting other than the election of directors and the ratification of the independent auditors, as further described in the Notice of Annual Meeting of Stockholders. However, if any other matters come before the Annual Meeting, it is intended that the holders of the proxies will vote thereon in their discretion.


                    INFORMATION ABOUT STOCKHOLDER PROPOSALS

         Any stockholder who desires to present a proposal qualified for inclusion in our proxy materials relating to our 2001 Annual Meeting must forward the proposal to the Secretary at the address set forth below in time to arrive at our offices no later than November 2, 2000. This November 2, 2000 deadline will change in accordance with the rules and regulations promulgated by the Securities and Exchange Commission if the date of the 2001 Annual Meeting is 30 calendar days earlier or later than April 18, 2001. The notice provided by the stockholders must contain:

         -        a complete and accurate description of the proposal;
         - a statement that the stockholder (or the stockholder's legal representative) intends to attend the meeting and present the proposal and that the stockholder intends to hold the record of securities entitled to vote at the meeting through the meeting date;
         - the stockholder's name and address and the number of shares of our voting securities that the stockholder holds of record and beneficially as of the notice date; and
         - a complete and accurate description of any material interest of such stockholder in such proposal.

         All stockholder proposals are subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended (regardless of whether included in the proxy materials), and applicable Nevada law.

         Under the proxy rules, in the event Swisher International receives notice of a stockholder proposal to take action at the next annual meeting that is not submitted for inclusion in the proxy materials, or is submitted for inclusion but is properly excluded from such proxy materials, the persons named in the form of proxy sent by Swisher International to its stockholders will have the discretion to vote on such proposal in accordance with their best judgment if notice of the proposal is not received at our offices by January 15, 2001.

         Our Bylaws do not provide separate or additional procedures for stockholders to nominate directors or to bring business before the stockholders.

         If you wish to submit a stockholder proposal for the 2001 Annual Meeting of Stockholders or if you would like a copy of our Bylaws (without charge), please write to the Secretary of Swisher International at 6849 Fairview Road, Charlotte, North Carolina 28210.

                                          By order of the Board of Directors,

                                               /s/ Patrick L. Swisher
                                         -------------------------------------
                                                   Patrick L. Swisher
                                         President and Chief Executive Officer

March 1, 2000

                                  ADDENDUM "A"

The Company adopted a Non-Qualified Stock Option Plan in August 1992 (the "Non-Qualified Plan"). The Non-Qualified Plan is administered by the Board of Directors and covers a total of 58,334 shares. In fiscal 1994, the Non-Qualified Plan was amended by a shareholder vote to authorize 150,000 shares of common stock for issuance under the Non-qualified Plan. In fiscal 1997, the Plan was amended by the Board of Directors to authorize 400,000 shares of common stock under the incentive plan. In October 1999, the Plan was amended by the Board of Directors to increase the number of options by 400,000. The Non-Qualified Plan provides that options may be granted at exercise price not less than 85 percent of the fair market value of the Common Shares of the Company on the date of grant. The committee is empowered to grant bonuses at the time of issuance of non-qualified stock options in an amount sufficient to cover the tax liability incurred by the recipient at the date of grant. Options to purchase 549,000 shares of the Company's $.01 par value common stock are outstanding pursuant to the Non-Qualified Plan at October 31, 1999. The exercise price of the options approximated the fair market value of the Company's common stock at the date of grant.

                          SWISHER INTERNATIONAL, INC.
   PROXY FOR 2000 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 26, 2000
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned stockholder of Swisher International, Inc. (the "Company") hereby constitutes and appoints Patrick L. Swisher and Thomas J. Reiser, or either of them, as attorney and proxy, with the power to appoint a substitute, and hereby authorizes them to represent and vote, as designated below, all of the shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held Wednesday, April 26, 2000, or at any and all adjournments or postponements thereof, with respect to the matters set forth below and described in the Notice of Annual Meeting of Stockholders and the Proxy Statement dated March 1, 2000.

Proposal 1:       To consider and act upon a proposal to elect John O. Summey,
                  Jr., and Ms. Anne P. Corley, as directors to hold office for three-year terms or until their successors are elected and qualified.

                  [ ] FOR ELECTION OF ALL NOMINEES (except as shown below)
                  [ ] WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES

                  INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE THROUGH THE NOMINEE'S NAME BELOW:

                           John O. Summey, Jr.

                           Anne P. Corley

Proposal 2:       To appoint Scharf Pera & Co. as independent auditors for 2000.

                  [ ] FOR APPOINTMENT    [ ] AGAINST APPOINTMENT    [ ] ABSTAIN

Proposal 3:       To increase the number of shares in the Employee Stock Option
                  Plan (Non-Qualified) by an additional 100,000 shares. See
                  Addendum "A."

                  [ ] FOR INCREASE       [ ] AGAINST INCREASE       [ ] ABSTAIN

Proposal 4.       In their discretion, the proxies are authorized to vote
                  upon such other business as may properly come before the meeting or any and all adjournments thereof.

                  [ ] AUTHORIZED TO VOTE            [ ] ABSTAIN

         This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). IF NO INDICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE NOMINEES LISTED, FOR THE INDEPENDENT AUDITORS, FOR THE INCREASE IN THE NUMBER OF SHARES IN THE EMPLOYEE STOCK OPTION PLAN BY 100,000 SHARES, AND THE PROXY HOLDERS WILL VOTE ON ANY MATTER UNDER PROPOSAL NO. 4 IN THEIR DISCRETION AND IN THEIR BEST JUDGMENT.

         Please mark, date and sign exactly as your name appears on your stock certificate. When shares are held by joint tenants, both should sign. When signing as corporate officer, partner, attorney, executor, administrator, trustee or guardian, please specify your full title as such.



Dated:
      --------------------                   ----------------------------------
                                             Signature



Dated:
      --------------------                   ----------------------------------
                                             Signature if held jointly